[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit 10.2

MASTER SUPPLY AGREEMENT

This MASTER SUPPLY AGREEMENT (“Agreement”) dated as of July 18, 2016 is hereby made by and between STA Pharmaceutical Hong Kong Limited, a company with a registered place of business at Flat/Room 1303,  13/F Beverly House,  93-107 Lockhart Road,  Wanchai, Hong Kong (“STA”),  and TSRO Bio GmbH, a company with a principal place of business at Dammstrasse 19, 6300 Zug, Switzerland (together with its affiliates, “TESARO”).  STA and TESARO are individually referred to herein as a “Party”, and collectively referred to as the “Parties”.

RECITALS

WHEREAS, TESARO wishes to purchase the materials referred to as [***] (each, a “Product” or collectively the “Products”) from STA;  and

WHEREAS, STA is willing to manufacture and deliver each Product in accordance with the terms and under the conditions set out in this Agreement.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.	DEFINITIONS
1.1

The following words and expressions written with an initial capital shall have the following meanings assigned to them, unless it is clear from the context that they are used in a different meaning or it is the only reasonable interpretation in the given context:

“Affiliate” when used with reference to any Party, means any person controlling, controlled by, or under common control with, such Party.  For these purposes, “control” shall refer to:  (i) the possession, directly or indirectly, of the power to direct the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise; or (ii) the ownership, directly or indirectly, of at least 50% of the voting securities or other ownership interest of a Person;

“Agreement” means this master supply agreement and its Appendices, which form an integral part thereof;

“Appendix” means an appendix to this Agreement;

“Background IPR” means any Intellectual Property Right owned or controlled by either Party prior to the Effective Date or developed by or on behalf of such Party independently of the activities performed by such Party under this Agreement;

“Change” means any change that may impact the quality or safety of the Product, including changes in any process, primary packaging components, analytical specifications or methods, Product Specifications, Production Facility, equipment, raw materials or storage;

“Delivery Date” means the date on which each Product should be delivered as set forth in an Order;

“Effective Date” means the date first written above;

“Force Majeure Event” means any unforeseen event which is beyond the reasonable control of the Parties or any foreseeable occurrence the consequences of which may not reasonably be avoided (including, without limitation, any strike, lockout or other industrial action, Act of God, war or threat of war, act of terrorism, malicious damage or prohibition or restriction by governments or other legal authority) which prevents performance of this Agreement, in whole or in part, by either Party;

“Governmental Authority” means any (i) national, state, provincial, local or any foreign or supranational government; (ii) governmental, regulatory or administrative authority, agency or commission; or (iii) court, tribunal or judicial or arbitral body;

“Incoterms” means the trade terms and conditions published by the International Chamber of Commerce and entitled Incoterms 2010;

“Intellectual Property Right” means know-how, patents, trademarks, trade names, design rights, copyrights or any rights or property similar to any of the foregoing in any part of the world, whether registered or not;

“Improvement” means any change, improvement, modification or development to any Product or Product Specifications;

“Order” means a purchase order issued by TESARO to STA stating quantities of Product that TESARO commits to purchase from STA,  the required delivery date and any other information required or permitted to be specified in accordance with Section 6.1;

“Parties” mean STA and TESARO;

“Price” means the price as described in Appendix B;

“Product Specifications” means the specification applicable to each Product as detailed in Appendix A;

“Production Facility” means STA’s manufacturing facility located at: Shanghai SynTheAll Pharmaceutical Co., Ltd., 9 Yuegong Road West, Jinshan District.

“Quality Agreement” means a written agreement between the Parties that describes the Parties’ quality control, technical, quality assurance and regulatory responsibilities relating to the Manufacture and release of Product;

“Reprocess” and “Reprocessing” mean introducing a Product back into the process and repeating appropriate manipulation steps that are part of the established Manufacturing Process.  Continuation of a process step after an in-process control test showing the process to be incomplete is not considered Reprocessing; and

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Rework” and “Reworking” means subjecting Product to one or more processing steps that are different from the established Manufacturing Process.

1.2	Reference to articles, paragraphs and Appendices in this Agreement, shall be a reference to articles, paragraphs and Appendices contained in this Agreement, unless otherwise expressly stated.
2.	GENERAL
2.1	The terms and conditions of this Agreement shall apply without exception to the manufacture, supply and sale of the Products by STA to TESARO under Orders.
2.2	In the event of any conflict or discrepancy between the provisions of this Agreement and the provisions of an Order, the provisions of this Agreement shall prevail.
3.	SCOPE OF THE AGREEMENT
3.1	STA agrees to manufacture and sell each Product to TESARO, and TESARO hereby agrees to purchase each Product from STA, in accordance with the terms and conditions set forth in this Agreement.
3.2

Within 60 days of executing this Agreement, the Parties shall enter into a mutually acceptable Quality Agreement. This Quality Agreement will be subject to the terms of this Agreement. The Quality Agreement may be modified from time to time by mutual written agreement. The Quality Agreement shall be negotiated in good faith by the Parties.

4.	GOVERNANCE COMMITTEE
4.1

Within thirty (30) days of execution of the Agreement, the Parties will form a Governance Committee (the “Committee”).  The Committee will consist of up to three (3) representatives from each Party, including the Primary Contact (“PC”) and Quality Representative from each Party.  The Committee will provide a forum for routine communication and discussion of Agreement deliverables and responsibilities.

4.1

During the term of this Agreement, the Committee will schedule and hold routine meetings, at defined intervals acceptable to the Committee, but no less frequently then quarterly, with a minimum of one (1) face-to-face meeting annually. The PCs at each Party will develop agendas as well as supporting material requirements, define required participation and generate meeting notes for distribution.  The Parties will each bear all expenses of their representatives relative to their participation both on the Committee and in the meetings of the Committee.  Nothing prevents the Committee, or its respective members, from meeting on an ad hoc basis as required.

4.1	The Committee shall undertake the following responsibilities:
a.	review the most current forecasts and Orders to ensure alignment on Agreement deliverables and Product requirements;

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

b.	review the current status of all applicable critical inventories, Product batches, packaged Product batches, and any other items deemed appropriate by the Committee;
c.	act as a forum for discussion of operational, technical and quality issues, and any and all other relationship-driven issues as required;
d.

advise the Parties regarding activities involved in day-to-day, tactical operations;  provided, that the Committee may involve additional subject matter experts from each Party as required to address specific activities and decisions; and

e.	recommend creation and resourcing of sub-teams as required to address specific issues.
4.1	The individual members of the Committee are set forth below. Each Party may change any of its representatives to the Committee upon prior written notice to the other Party.
	STA	Client
Primary Contact	[***]	[***]
Quality Representative	[***]	[***]
Technical Representative	[***]	[***]
5.	PRODUCTION OF EACH PRODUCT
5.1	Capacity; Safety Stock

STA shall maintain capacity adequate to fulfil [***] percent ([***]%) of TESARO’s requirements for each Product.  STA agrees to establish and maintain a minimum of three (3) months (based on the most recent rolling forecast) safety stock of each Product. STA shall provide written notice to TESARO as soon as practicable of any event that would reasonably be expected to adversely affect STA’s capacity to supply the Products to TESARO hereunder. TESARO shall purchase from STA whatever quantities of the Products remain in Client’s safety stock of Product inventory at the time of expiration or termination of the Agreement.

5.2	Specifications and requirements

STA hereby represents, warrants and covenants to TESARO that STA shall produce each Product in conformity with:

(i) the Product Specifications (as specified in Appendix A), using methods of analysis mutually accepted by both parties;

(ii) all applicable laws and regulations related to the manufacture of Product at the Production Facility, including to the extent applicable, Current Good Manufacturing

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Practices (“cGMP”) and all applicable anti-corruption laws, including without limitation the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act 2010;  and

(iii) the applicable Order.

Additionally, STA hereby represents, warrants and covenants to TESARO that STA (a) except to the extent permitted by applicable law, will not make any payments or other transfers of value, directly or indirectly, in connection with this Agreement to a healthcare provider, government official, hospital and/or any similar person or entity; and  (b)  the performance of the services hereunder will not violate any proprietary rights of any third party, including, without limitation, confidential relationships and patent and copyright rights.

TESARO’s prior written consent shall be required for any amendment to the Product Specifications.

If each Product does not conform with (i), (ii) and (iii) above at the time that it is delivered to TESARO, such Product shall be referred to in this Agreement as “Nonconforming Product” and shall be regarded as having “Nonconformity.” STA agrees to promptly notify TESARO in writing if STA obtains knowledge of its delivery to TESARO of any Nonconforming Product.  In addition to the foregoing, STA shall notify TESARO immediately, and in any event within forty-eight (48) hours, of learning of any situation that may require a recall of each Product or may result in a Change.

5.3	Raw materials

STA shall purchase at its own expense from qualified third parties all raw materials that are required for the manufacture of each Product and the maintenance of the safety stock described in Section 5.1.

5.4	Production Facility

STA shall provide TESARO with one year prior written notice of any change in the location of the Production Facility.  TESARO shall have the right, but not the obligation, at TESARO’s expense and upon reasonable notice, to audit the Production Facility for compliance with this Agreement.  Such audits shall be conducted during STA’s normal business hours.  STA shall promptly notify TESARO of any inspection of the Production Facility and shall promptly provide TESARO with copies of all regulatory and other correspondence with Governmental Authorities pertaining to each Product or that may reveal or result in a Change.

5.5

STA shall allow TESARO personnel access to the manufacturing facility during times that Product is being manufactured. TESARO personnel shall adhere to all STA facility, access, and operational guidelines and procedures during visits to the facility. Facility visits shall be allowed during normal operating hours; provided, that exceptions shall be allowed to cover manufacturing operations that occur during times other than normal business hours after prior approval of STA (not to be unreasonably withheld).

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

6.	FORECASTS – VOLUMES – ORDERS
6.1

Within ten (10) business days of execution of this Agreement, and prior to the beginning of each calendar quarter during the term of this Agreement, TESARO shall submit to STA a good faith eighteen (18) month rolling forecast of the quantities of each Product TESARO expects to order. The first six months of the rolling forecast shall be binding upon TESARO. The binding portion of the rolling forecast may only be changed by mutual agreement of the Parties. TESARO will submit Orders for each Product corresponding to the binding portion of the forecast, including anticipated delivery dates, quantity, any designated consignee, and other required information and notes, six (6) months in advance of anticipated Product delivery.

6.2

All Orders shall be deemed accepted by STA upon delivery of an order acknowledgement by STA; provided, that if STA fails to deliver a sales order acknowledgement within five (5) days of the date of submission of any Order, then STA shall be deemed to have accepted the Order.  Notwithstanding the foregoing, STA shall not have the right to reject any Order (i) to the extent relating to the binding portion of the forecast, or (ii) to the extent that such Order is for [***]% or less of the quantity of Product set forth in the non-binding portion of the forecast.

6.3

This Agreement sets forth the exclusive contract terms between the Parties with respect to, and shall apply to, all orders for each Product.  Any terms in any Order, sales order, invoice or other notice submitted by either Party to the other Party that are different from or additional to the provisions hereof shall be null and void notwithstanding STA’s delivery of, and TESARO’s acceptance of, Product under any Order, sales order, invoice or other notice containing such terms.

6.4

During the term of this agreement, TESARO shall order from STA not less than [***]% of its and its Affiliates’ total annual requirement of each Product.  Promptly after the beginning of each calendar year, TESARO shall provide to STA a summary of the amount and source of each Product that TESARO and its Affiliates purchased during the previous year, and supporting documentation reasonably requested by STA, subject to TESARO’s obligations of confidentiality under its agreements with third party suppliers.

7.	DELIVERY AND STORAGE
7.1	Each Product shall be delivered to TESARO or designee FCA (Incoterms 2010) to the designated carrier to be agreed to by the Parties prior to shipment.
7.2

Product shall be loaded and transported to the designated carrier at STA risk and liability. It is TESARO’s or its designee’s responsibility to contract for transport and to take out all necessary insurance to cover damage to the Product after such Product has been delivered to the designated carrier.

7.3

Prior to delivery, all Products at the Production Facility will be stored in a clean, secured, segregated area. For each Product that has been stored for more than [***] months after Batch completion, STA will charge TESARO storage fees (“Storage Fees”) at a monthly rate of USD[***] per 1200*1200 mm pallet. If any Product will go through any further downstream processing at STA, the storage fee will be waived.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

8.	DELIVERY DATE
8.1	The Product shall be delivered by STA within [***] ([***]) days of the Delivery Date defined in the applicable Purchase Order.
8.2

To the extent that STA fails to deliver Product in accordance with any Order, STA shall use its best efforts to make up such Order as soon as possible; provided, that TESARO shall have the right to cancel, at no charge to TESARO, any Order that is delivered more than thirty (30) days after the Delivery Date.

8.3

If a delivery delay is caused by any Force Majeure Event or by any act or omission by TESARO, the Delivery Date shall be extended by such period as is considered reasonable under the circumstances by both Parties.

9.	PRICE AND PAYMENT
9.1	Each Product shall be sold and delivered to TESARO for the total price as defined in Appendix B (exclusive of Value Added Tax).
9.2	STA shall be solely responsible for all transport costs, taxes, excise, customs and/or export duties to the designated carrier arising from Product purchased hereunder.
9.3

TESARO or designee will be solely responsible for all transport costs, taxes, excise, customs and/or import duties from the designated carrier to ultimate destination arising from Product purchased hereunder.

9.4

All invoices, to the extent relating to Product that has been accepted by TESARO, shall be sent by email to [***] or to such other email address as may be provided by TESARO in writing from time to time and shall be payable by TESARO within 30 days of the date of receipt by TESARO of an invoice from STA.

9.5	All payments shall be made in US Dollars.
9.6	In the event that the total amount of an invoice has not been paid within thirty (30) days of the due date, a late fee equal to [***] will be charged.
10.	[***]
11.	INSPECTION AND RETURN
11.1	STA shall include a proper Certificate of Analysis with each shipment of Product. All Product shall be received subject to TESARO’s prior right of inspection and rejection.
11.2

TESARO shall have a reasonable time, but not more than [***] ([***]) days after delivery, to inspect delivered Product and to reject any Nonconforming Product.  With respect to latent Nonconformities and Nonconformities not discoverable by TESARO within [***] ([***]) days of delivery through the use of reasonable inspection methods and procedures, TESARO shall give notice to STA within [***] ([***]) days following detection of any such Nonconformity.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

11.3

If as the result of the receiving inspection, any Product is found to have a Nonconformity, TESARO shall notify STA, and at TESARO’s option, STA shall promptly (i) refund the invoice price for the Nonconforming Product, or (ii) Rework or Reprocess the Nonconforming Product, at STA’s cost and expense, so that the Nonconforming Product can be deemed to conform to Product Specifications and the other requirements set forth in Sections 5.2 (ii) and (iii).  If such Rework or Reprocess is not possible or is reasonably disapproved by TESARO, then STA will,  at STA’s expense, replace the Nonconforming Product with Product that conforms with the requirements set forth in Section 5.2.  In either case, STA shall be responsible at its expense for arranging for the removal of the Nonconforming Product from TESARO’s or its designee’s facility.

11.4

If the representatives of the Parties do not reach an agreement in terms of Non-confirming Product, then TESARO and STA shall (each acting reasonably and in good faith) elect an independent third party expert to review the data and/or conduct testing and make a final determination regarding the cause of the non-conformance and the steps to be undertaken (if any) to overcome the non-conformance, which shall be binding upon both TESARO and STA. The fees and expenses of the testing and/or consultant, as applicable, incurred in making such determination will be paid by the party against whom the determination is made.

12.	WARRANTY - LIABILITY
12.1

STA warrants that all Product delivered to TESARO shall conform to the Product Specifications and the other requirements set forth in Sections 5.2(ii) and (iii) and be free of material defects in manufacture and materials (the “Warranty”).  The Warranty (i) is in addition to all other warranties, express, implied, statutory and common law, and (ii) survives STA’s delivery of the Product, TESARO’s receipt, inspection, acceptance, use and payment of the Product and the termination or expiration of this Agreement.

12.2	STA does not make any other warranties, express or implied, including, without limitation, any warranty of merchantability or fitness for a particular use or purpose with respect to the Product.
12.3

Notwithstanding anything provided to the contrary in this Agreement, except for a breach of Sections 17 or 19, willful misconduct, gross negligence or STA’s indemnification obligations under Section 12.5, in no event and under no circumstances shall any Party be liable to the other Party for any indirect, consequential, special, incidental or punitive damages.

12.4

Except for a breach of Sections 17 or 19, wilful misconduct, gross negligence or STA’s indemnification obligations under Section 12.5, STA’s aggregate liability in respect of all claims arising out of or in connection with this Agreement shall be limited to [***].

12.5

STA shall indemnify, defend and hold harmless TESARO and its Affiliates, and its and their respective officers, directors, employees and agents harmless from and against all costs and expenses actually incurred, including the reasonable fees of attorneys, arising out of or resulting from (i) the gross negligence or wrongful intentional acts or

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

omissions of STA or its Affiliates, (ii) a breach of any representation, warranty or express covenant made by STA under this Agreement, or (iii) any claim for personal injury or infringement of third party intellectual property rights in connection with the manufacturing and supply of each Product by STA and its Affiliates under this Agreement.

13.	INSURANCE

STA shall maintain at its own cost with reputable insurers, sufficient and adequate insurance coverage for the furtherance of its obligations under this Agreement.

14.	CHANGE CONTROL – REQUIRED CHANGE

STA shall implement any Change as required by any competent Governmental Authority within the timeframe required by such competent Governmental Authority or, if none, within the timeframe agreed between the Parties. In the event STA is required to make any Changes by any competent Governmental Authority or said Changes are mandated by applicable laws and regulations, the Party becoming aware thereof shall promptly notify the other Party and provide the other Party with all relevant documents delivered to it by the Governmental Authority, if applicable. STA shall provide TESARO with the change implementation documentation promptly after the date of such notification. All the additional costs incurred by said changes will be borne by TESARO.  Notwithstanding the foregoing, in the event that any Change renders all Product unsuitable for TESARO’s intended use, TESARO shall have the right to terminate this Agreement upon thirty (30) days prior written notice to STA.

15.	PRODUCT IMPROVEMENT

From time to time during the term of this Agreement, either Party may submit to the other Party written proposals for the adoption, implementation or development of any change, improvement, modification, or development of any Improvement to a  Product.  All Improvements shall be the sole and exclusive property of TESARO, and STA hereby assigns to TESARO all of its right, title, interest and ownership in such Improvements, and any intellectual property rights in such Improvements, including, but not limited to, patents, patent applications, and copyrights (“IP Rights”). STA agrees to execute or cause its agents and employees to execute any documents reasonably necessary or desirable to secure or perfect TESARO’s legal rights and worldwide ownership in such Improvements and IP Rights.  STA shall treat the Improvements and IP Rights as TESARO confidential information and shall not use them for the benefit of any party other than TESARO or for any purpose other than in connection with the Services. If any Improvement results in cost savings, the Parties shall promptly negotiate in good faith the allocation of such cost savings as between the Parties.

16.	FORCE MAJEURE
16.1	The obligations of each Party pursuant this Agreement shall be suspended during any period and to the extent that a Party is prevented or hindered from complying with them by any Force Majeure Event.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

16.2

In the event of either Party being so hindered or prevented, the Party affected shall give notice to the other Party of the suspension and its cause as soon as reasonably practicable.  The party being so hindered or prevented shall recommence performance as soon as possible after such Force Majeure Event has been resolved.  In the event the cause continues for more than four (4) months, either Party may terminate this Agreement by giving two (2) months prior written notice.

17.	CONFIDENTIALITY
17.1

The Parties undertake to keep confidential and shall not use for any purpose other than the performance of such Party’s obligations under this Agreement, and shall cause its Affiliates and such Party’s and its Affiliates’ respective directors, officers, employees and advisors to keep confidential and not to use for any purpose other than the performance of such Party’s obligations under this Agreement, all information acquired from the other Party or its Affiliates, in connection with this Agreement and the transactions contemplated hereby, including, without limitation, all information concerning the Products, the materials, the processes, Intellectual Property Rights, the contents and existence of this Agreement and all Product Specifications and other quality standards hereunder, other than any information that:  (i) is or hereafter becomes generally available to the public other than by reason of any default with respect to a confidentiality obligation; (ii) was already known to the receiving Party, without obligation of confidentiality to the disclosing party, as evidenced by prior written documents in the receiving Party’s possession; or (iii) is disclosed to the receiving Party by a Third Party who or which is not in default of any confidentiality obligation to the disclosing Party.

17.2

Each receiving Party shall transmit, and shall cause each of its Affiliates to transmit, this information only to those of its employees, agents or representatives who shall need same for the purpose of this Agreement and shall ensure that such employees, agents or representatives are bound by and will honor a similar duty of confidentiality.  The receiving Party shall protect such confidential information with a degree of care not less than that used in managing its own confidential information, and in any case no less than a reasonable standard of care.  The receiving Party shall have the right to disclose the confidential information of the disclosing Party to third parties to the extent required to be disclosed pursuant to applicable law, court or governmental order or the requirements of a securities listing exchange, provided that (i) to the extent practicable, the receiving Party has provided the disclosing Party with advance notice of such compelled disclosure, (ii) the receiving Party reasonably cooperates with any request by the disclosing Party to seek confidential treatment of such information, and (iii) the receiving Party discloses only that portion of the disclosing Party’s confidential information that is required to be disclosed.

17.3

The obligations of confidentiality and rights set forth in this article shall remain effective for a period of 10 years after the expiration or termination of this Agreement; provided, that such obligations shall continue with respect to the trade secrets of either Party for so long as such trade secrets are protected under applicable law.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

18.	ASSIGNMENT

This Agreement may not be sub-contracted or assigned in whole or in part by any Party without the prior written consent of the other Party, which shall not be unreasonably withheld or delayed. Nevertheless, it is understood that this Agreement may be assigned by either Party without the consent of the other Party to an Affiliate of such Party.  Additionally, TESARO shall have the right to assign this Agreement without the consent of STA to the purchaser of or successor-in-interest to all or substantially all of TESARO’s assets to which this Agreement pertains, whether by merger, sale, reorganization, reincorporation, operation of law or otherwise.

19.	INTELLECTUAL PROPERTY RIGHTS

Each Party remains the sole and exclusive owner of its Background IPR.  Nothing in this Agreement shall affect a Party’s or its Affiliates’ rights to its Background IPR nor imply grant of any licence or right to such Party’s Background IPR.  Notwithstanding the foregoing, during the term of this Agreement, TESARO hereby grants to STA a non-exclusive, fully paid-up license under its Background IPR solely for the purpose of performing its obligations hereunder.  STA acknowledges and agrees that (a) it shall have no right or license to use TESARO’s Background IPR or any other Intellectual Property Rights owned or controlled by TESARO except to manufacture and supply the Products to TESARO in accordance with the terms and conditions of this Agreement, and (b) it shall not manufacture or supply the Products for any third party.  Any inventions created or developed in connection with the provision of the services and any Intellectual Property Rights therein that are derived directly from STA Background IPR (“Manufacturing Improvements”) shall be owned by STA.  STA hereby grants to TESARO a non-exclusive, fully paid-up, sub-licensable, perpetual and irrevocable license to manufacture and commercialize Products under any Manufacturing Improvements that are necessary for the manufacture or commercialization of the Products.

20.	TERM - TERMINATION
20.1

This Agreement shall be in effect from the Effective Date and, unless terminated earlier in accordance with this Section 20, shall remain in force for a period of five (5) years.  The term may be extended by TESARO upon written notice provided to STA at least thirty (30) days prior to the end of the initial term for an additional term of one (1) year.

20.2

Either Party may terminate the Agreement at any time by giving notice in writing if the other Party is in material breach of its obligations under the Agreement and, if such breach has not been remedied within thirty (30) days of a written notice thereof from the non-breaching Party.

20.3

Either Party may terminate the Agreement at any time with immediate effect by giving notice in writing if the other Party becomes insolvent or bankrupt, is placed into administration, receivership or liquidation, commences proceedings to be wound up, enters into any voluntary arrangement with its creditors, or on the occurrence of any similar event under the laws of its domicile.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

20.4	TESARO may terminate the Agreement at any time upon one hundred and eighty days (180) days prior written notice to STA.
20.5

Upon expiration or termination of the Agreement, except for termination by TESARO in accordance with Sections 16.2, or 20.2, then (a) TESARO shall take delivery of and pay for any Product under any Orders outstanding as of the date of expiration or termination and to the extent consistent with the binding portion of the most recent rolling forecast, and (b) STA shall promptly return to TESARO, at TESARO’s expense and direction, any remaining inventory of Product and raw materials.  The following provisions shall survive the expiration or termination of this Agreement for any reason: Sections 5.2, 11.2, 11.3, 12, 13, 15, 17, 19, 21, 22, 23 and this Section 20.5.

21.	NOTICES
21.1

All notices, requests, claims, demands and other communications under this Agreement shall be delivered to the Parties in person or sent to the addresses set forth in the heading hereof by internationally recognized overnight express courier service.  Any notices, requires, claims, demands or other communications delivered to TESARO shall be addressed to the attention of the General Counsel.

21.2

Any notice, requests, claims, demands and other communication delivered or made as set out above shall be effective upon receipt and shall be deemed to be received, if delivered in person, at the time of delivery, or if delivered by internationally recognized overnight express courier service, the next business day after such notice, request, claim, demand or other communication was deposited with such service.

22.	MISCELLANEOUS
22.1

This Agreement and its Appendices contain the entire agreement and understanding between the Parties with respect to the subject matter hereof and supersedes and replaces all prior agreements and understandings, whether written or oral, with respect to the same subject matter, still in force between the Parties.

22.2	This Agreement may not be modified or amended except by a written agreement that explicitly refers to this Agreement and that is signed by both Parties.
22.3

All terms and provisions of this Agreement are severable and any term, provision or application thereof which may be prohibited or not enforceable by law, shall not affect the remainder of this Agreement or any other application of such term or provision.

22.4

Any failure or delay by a Party in exercising any right under this Agreement, the exercise or partial exercise of any right under this Agreement, or any reaction or absence of reaction by a Party in the event of breach by the other Party of one or more provisions of this Agreement, shall not operate or be construed as a waiver (either express or implied, in whole or in part) of its rights under this Agreement or under said provision(s) or preclude the further exercise of any such rights. Any waiver of a right must be express and in writing.

22.5	Each Party shall bear the costs incurred by it in connection with the preparation and the performance of this Agreement.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

23.	APPLICABLE LAW - JURISDICTION

This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

IN WITNESS WHEREOF, the Parties have caused their respective duly authorized representatives to execute this Agreement as of the Effective Date.

FOR AND ON BEHALF OF STA PHARMACEUTICAL HONG KONG LIMITED:

___Fu Xiaoyong______________ [name]

___VP of STA R&D___________ [title]

___2016.08.08_________________

Date

___ /s/ Fu Xiaoyong_____________

Signature

FOR AND ON BEHALF OF TSRO Bio GmbH.:

__Orlando Oliveira____________ [name]

__2nd of August, 2016__________ [title] __SVP & GM International___________

Date

__ /s/ Orlando Oliveira__________

Signature

Appendix A: Product Specifications

Appendix B:Prices

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Appendix A: Product Specifications

[***]

[***] INDICATES SIX PAGES OF MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Appendix B: Price

Product Name: [***]

PO Quantity (kg)	Unit Price ($/kg)	Lead Time (weeks)
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Note:

1)	Shipping term is FCA.
2)	Price includes Value Added Tax (VAT)
3)	Minimum order quantity is [***]
4)	Lead Time is defined as from PO to delivery date

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Product Name: [***]

PO Quantity (kg)	Unit Price ($/kg)	Lead Time
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Note:

1)	Shipping term is FCA.
2)	Price listed includes Value Added Tax (VAT)
3)	Minimum order quantity is [***]
4)	Lead Time is defined as from PO to delivery date

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Product Name: [***]

PO Quantity (kg)	Unit Price ($/kg)	Lead Time
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Note:

1)      Shipping term is FCA.

2)      Price listed above includes Value Added Tax (VAT)

3)      Price listed above excludes the cost of two starting materials: [***]

4)      Minimum order quantity is [***]

5)      Lead Time is defined as from PO to delivery date and assuming the [***] are in stock.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.